UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section —Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On August 9, 2012, the Audit Committee of the Board of Directors of Federal-Mogul Corporation (the “Audit Committee”) approved dismissal of Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for Federal-Mogul Corporation (the “Company”).

The reports of E&Y on the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 and through August 9, 2012, there have been no “disagreements” (as such term is described in Items 304(a)(1)(iv) of Regulation SK) with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused E&Y to make reference thereto in their reports on the consolidated financial statements for such years.

During the two most recent fiscal years and through August 9, 2012, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of the foregoing disclosures and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of E&Y’s letter dated August 15, 2012 is attached as Exhibit 16.1 hereto.

(b) New Independent Registered Public Accounting Firm

On August 9, 2012, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”), effective August 9, 2012, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. On August 9, 2012, Grant Thornton accepted the engagement.

During the Company’s fiscal years ended December 31, 2010 and 2011 and through August 9, 2012, the Company, or anyone acting on its behalf, had not consulted Grant Thornton regarding either (1) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Grant Thornton provide either written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a “disagreement” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated as of August 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: August 15, 2012	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

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